UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-9176

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2004

Date of reporting period:  October 31, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
High Net Worth Investors - Capital Appreciation
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM) Investment Research and Management


AllianceBernstein Select Investor Series
Biotechnology Portfolio


Annual Report -- October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 17, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Select Investor Series Biotechnology Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end fund seeks capital appreciation. The Portfolio invests primarily in a non-diversified portfolio of equity securities of biotechnology companies. We seek to identify those biotechnology companies that are expected to benefit significantly from advances in biotechnologies, including, in particular, genomics, the study of genes and nucleic acids such as DNA. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small- and mid-capitalization companies, in addition to its investments in large-capitalization companies. In addition, the Portfolio may invest a portion of its assets in the equity securities of pharmaceutical companies and in securities of non-U.S. companies and other foreign securities.

The Portfolio may engage in substantial short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. The Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the NASDAQ Biotechnology Index, for the six- and 12-month periods ended October 31, 2004. The Portfolio outperformed the benchmark during the six-month period ended October 31, 2004, but underperformed the benchmark during the 12-month reporting period ended October 31, 2004.

The Portfolio's performance was negatively affected by holdings in stocks with higher betas relative to the average biotechnology stock, and by other companies experiencing company-specific issues, such as the market withdrawal of the flu vaccine and investor concerns over patent expirations on key products. The Portfolio benefited from its holdings in companies that have innovative pipeline products that had positive results from late stage clinical trials in areas such as multiple sclerosis and oncology. Holdings in several companies that have recently received FDA approval to market new products to treat serious conditions such as HIV and various forms of cancer also benefited the Portfolio's performance. These outperforming companies have generally been profitable and have had lower betas.

Market Review and Investment Strategy

Biotechnology stocks posted positive performance earlier in 2004 on good news from certain companies that had


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 1


developed new cancer therapies and a company that reported encouraging clinical trial data for a breakthrough multiple sclerosis treatment. In July and August, health care stocks underperformed the broader market despite strong June 30, 2004 quarterly earnings from many companies. Leading the declines were high-beta stocks including biotechnology and genomics companies. Concerns over the outcome of the presidential election and the recall of Merck's arthritis medication, Vioxx, continued to put pressure on the group in September and October. However, fears of another presidential voting debacle began to wane and the group rebounded as we exited the month of October.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Select Investor Series Biotechnology Portfolio. Mr. Michel served the interests of the Portfolio's shareholders for the last four years. His hard work, dedication and contributions to the Portfolio will be greatly missed.


-------------------------------------------------------------------------------

2 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged NASDAQ Biotechnology Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The Index contains companies primarily engaged in biomedical research to develop new treatments or cures for human disease. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. The Portfolio concentrates its investments in the stocks of biotechnology companies. The stock market performance of biotechnology stocks can be dramatic in both directions. Because biotechnology is a relatively new industry and many biotechnology companies, particularly those involved in genomics, are small, the Portfolio may make significant investments in small- and mid-capitalization companies, which have historically experienced greater market volatility and typically entail greater risk than large-capitalization stocks. Many biotechnology companies, particularly companies involved in genomics, have little or no operating history, unproven products and no established markets for these products. Investments in these companies are subject to greater risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to political and economic uncertainties throughout the world. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------
PERIODS ENDED OCTOBER 31, 2004                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Select Investor Series
Biotechnology Portfolio
   Class A                                              -10.70%        -3.23%
-------------------------------------------------------------------------------
   Class B                                              -11.01%        -4.09%
-------------------------------------------------------------------------------
   Class C                                              -11.01%        -4.09%
-------------------------------------------------------------------------------
NASDAQ Biotechnology Index                              -11.08%        -2.81%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/27/00* TO 10/31/04


AllianceBernstein Select Investor Series Biotechnology Portfolio Class A: $4,874 NASDAQ Biotechnology Index: $5,854


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                                AllianceBernstein
                          Select Investor Series NASDAQ
                               Biotechnology            Biotechnology
                             Portfolio Class A              Index
-------------------------------------------------------------------------------
        7/27/00*                $  9,575                  $ 10,000
       10/31/00                 $ 10,475                  $ 10,174
       10/31/01                 $  6,473                  $  7,273
       10/31/02                 $  3,907                  $  4,307
       10/31/03                 $  5,037                  $  6,023
       10/31/04                 $  4,874                  $  5,854

* Since inception of the Portfolio's Class A shares on 7/27/00.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select Investor Series Biotechnology Portfolio Class A shares (from 7/27/00* to 10/31/04) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

4 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                         -3.23%             -7.29%
Since Inception*              -14.65%            -15.51%

Class B Shares
1 Year                         -4.09%             -7.92%
Since Inception*              -15.29%            -15.29%

Class C Shares
1 Year                         -4.09%             -5.05%
Since Inception*              -15.29%            -15.29%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                            -4.39%
Since Inception*                                 -15.25%

Class B Shares
1 Year                                            -4.94%
Since Inception*                                 -15.00%

Class C Shares
1 Year                                            -1.97%
Since Inception*                                 -15.00%


*  Inception Date: 7/27/00 for Class A, B and C shares.

See Historical Performance disclosures on page 3.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 5


                                                                   Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                Beginning           Ending
                                              Account Value     Account Value      Expenses Paid
                                               May 1, 2004    October 31, 2004     During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                            $1,000           $  892.98           $ 6.09
Hypothetical (5% return before expenses)          $1,000           $1,018.70           $ 6.50
--------------------------------------------------------------------------------------------------
Class B
Actual                                            $1,000           $  889.89           $ 9.60
Hypothetical (5% return before expenses)          $1,000           $1,014.98           $10.23
--------------------------------------------------------------------------------------------------
Class C
Actual                                            $1,000           $  889.89           $ 9.50
Hypothetical (5% return before expenses)          $1,000           $1,015.08           $10.13
--------------------------------------------------------------------------------------------------



* Expenses are equal to the classes' annualized expense ratios of 1.28%, 2.02% and 2.00%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------

6 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                     Portfolio Summary and Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $146.5


INDUSTRY BREAKDOWN*
     81.4%   Biotechnology
     16.3%   Drugs                              [PIE CHART OMITTED]
      2.3%   Medical Products


TEN LARGEST HOLDINGS
October 31, 2004

                                                                      Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------

Biogen Idec, Inc.                                 $ 8,111,866           5.5%
-------------------------------------------------------------------------------
Amgen, Inc.                                         7,991,533           5.5
-------------------------------------------------------------------------------
PerkinElmer, Inc.                                   6,714,526           4.6
-------------------------------------------------------------------------------
MedImmune, Inc.                                     5,922,728           4.1
-------------------------------------------------------------------------------
Applera Corp. - Applied Biosystems Group            5,437,800           3.7
-------------------------------------------------------------------------------
Cephalon, Inc.                                      5,429,613           3.7
-------------------------------------------------------------------------------
Genentech, Inc.                                     5,295,139           3.6
-------------------------------------------------------------------------------
Protein Design Labs, Inc.                           5,214,545           3.6
-------------------------------------------------------------------------------
Sepracor, Inc.                                      5,180,904           3.5
-------------------------------------------------------------------------------
Affymetrix, Inc.                                    5,172,800           3.5
-------------------------------------------------------------------------------
                                                  $60,471,454          41.3%


* All data are as of October 31, 2004. The Portfolio's industry breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2004

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-102.0%
India-4.5%
Dr. Reddy's Laboratories Ltd. (ADR)                   201,800     $   3,345,844
Ranbaxy Laboratories, Ltd. (GDR)                      135,905         3,313,364
                                                                  -------------
                                                                       6,659,208
                                                                  -------------
Israel-2.7%
Teva Pharmaceutical Industries, Ltd. (ADR)            154,400         4,014,400
                                                                  -------------
Switzerland-2.5%
Serono SA (ADR)                                       236,600         3,634,176
                                                                  -------------
United Kingdom-3.0%
GlaxoSmithKline Plc. (ADR)                            101,900         4,320,560
                                                                  -------------
United States-89.3%
Abgenix, Inc. (a)                                     467,500         4,258,925
Affymetrix, Inc. (a)                                  169,600         5,172,800
Alkermes, Inc. (a)                                    333,500         4,125,395
Amgen, Inc. (a)(b)                                    140,696         7,991,533
Amylin Pharmaceuticals, Inc. (a)                      111,200         2,368,560
Applera Corp.-Applied Biosystems Group                285,000         5,437,800
ArQule, Inc. (a)                                      229,400         1,032,300
Biogen Idec, Inc. (a)                                 139,475         8,111,866
Cephalon, Inc. (a)                                    113,900         5,429,613
Chiron Corp. (a)                                       99,800         3,235,516
Eli Lilly & Co.                                        56,600         3,107,906
Forest Laboratories, Inc. (a)                          22,700         1,012,420
Genentech, Inc. (a)                                   116,300         5,295,139
Genzyme Corp.-General Division(a)                      92,200         4,837,734
Gilead Sciences, Inc. (a)                             141,100         4,886,293
Human Genome Sciences, Inc. (a)(b)                    464,900         4,783,821
ICOS Corp. (a)                                        210,400         4,738,208
Incyte Corp. (a)                                      477,000         4,960,800
MedImmune, Inc. (a)                                   208,400         5,922,728
Millennium Pharmaceuticals, Inc. (a)                  383,100         4,972,638
Myriad Genetics, Inc. (a)                             285,400         5,057,288
NPS Pharmaceuticals, Inc. (a)                         247,400         4,225,592
Nuvelo, Inc. (a)                                      382,800         3,514,104
PerkinElmer, Inc.                                     326,900         6,714,526
Protein Design Labs, Inc. (a)                         272,300         5,214,545
Sepracor, Inc. (a)                                    112,800         5,180,904
Tanox, Inc. (a)                                       266,100         4,177,770
Vertex Pharmaceuticals, Inc. (a)                      468,400         5,096,192
                                                                  -------------
                                                                     130,862,916
                                                                  -------------
Total Investments-102.0%
  (cost $158,979,368)                                               149,491,260
Other assets less liabilities-(2.0%)                                 (2,983,380)
                                                                  -------------
Net Assets-100%                                                   $ 146,507,880
                                                                  =============


-------------------------------------------------------------------------------

8 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

SECURITIES SOLD SHORT (see Note D)

                                                       Shares      U.S. $ Value
-------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                    26,867     $  (1,637,813)
Celgene Corp.(a)                                       20,000          (592,400)
deCode Genetics, Inc. (a)                             200,000        (1,400,000)
Gene Logic, Inc. (a)                                   75,000          (247,500)
Lexicon Genetics, Inc. (a)                            100,000          (651,000)
Transgenomic, Inc. (a)                                 50,000           (66,000)
                                                                  -------------
Total Securities Sold Short
  (proceeds $4,400,710)                                           $  (4,594,713)
                                                                  -------------


(a) Non-income producing security.

(b) Positions, or a portion thereof, with an aggregate market value of $10,049,533 have been segregated to collateralize short sales.

Glossary of terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 9


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004

ASSETS
Investments in securities, at value (cost $158,979,368)           $ 149,491,260
Due from broker for securities sold short                             4,952,662
Dividends and interest receivable                                        46,115
Receivable for capital stock sold                                        40,859
                                                                  -------------
Total assets                                                        154,530,896
                                                                  -------------
LIABILITIES
Securities sold short, at value (proceeds $4,400,710)                 4,594,713
Due to custodian                                                      1,807,735
Payable for capital stock redeemed                                      650,249
Payable for investment securities purchased                             608,210
Distribution fee payable                                                 99,072
Advisory fee payable                                                     36,583
Transfer agent fee payable                                               17,129
Administrative fee payable                                                7,353
Accrued expenses and other liabilities                                  201,972
                                                                  -------------
Total liabilities                                                     8,023,016
                                                                  -------------
Net Assets                                                        $ 146,507,880
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      29,428
Additional paid-in capital                                          448,020,856
Accumulated net realized loss on investment
  and foreign currency transactions                                (291,860,293)
Net unrealized depreciation of investment transactions               (9,682,111)
                                                                  -------------
                                                                   $ 146,507,880
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE Class A Shares Net asset value and redemption price per share
  ($43,633,139/8,572,543 shares of capital stock
  issued and outstanding)                                                $ 5.09
Sales charge -- 4.25% of public offering price                              .23
                                                                         ------
Maximum offering price                                                   $ 5.32
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($75,246,055/15,254,642 shares of capital stock
  issued and outstanding)                                                $ 4.93
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($27,628,686/5,600,759 shares of capital stock
  issued and outstanding)                                                $ 4.93
                                                                         ======


See notes to financial statements.


-------------------------------------------------------------------------------

10 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes withheld of
  $10,481)                                        $    371,887
Interest                                                36,288     $    408,175
                                                  ------------
EXPENSES
Advisory fee                                         1,347,997
Distribution fee -- Class A                            156,074
Distribution fee -- Class B                            916,353
Distribution fee -- Class C                            332,292
Transfer agency                                        502,898
Custodian                                              193,116
Printing                                               129,478
Audit and legal                                        106,348
Administrative                                          87,667
Registration                                            34,260
Directors' fees                                         23,302
Dividends on securities sold short                      16,333
Miscellaneous                                            8,441
                                                  ------------
Total expenses                                       3,854,559
Less: expenses waived and reimbursed
  by the Advisor and the Transfer Agent
  (see Note B)                                        (625,913)
Less: expenses offset arrangement
  (see Note B)                                             (35)
                                                  ------------
Net expenses                                                          3,228,611
                                                                   ------------
Net investment loss                                                  (2,820,436)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS Net realized gain (loss) on:
  Investment transactions                                           (41,813,202)
  Short sale transactions                                             2,798,360
  Foreign currency transactions                                          (3,979)
Net change in unrealized appreciation/depreciation of:
  Investments                                                        39,244,207
  Short sales                                                        (3,453,646)
                                                                   ------------
Net loss on investment and foreign
  currency transactions                                              (3,228,260)
                                                                   ------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                  $ (6,048,696)
                                                                   ============


See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 11


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                    Year Ended     July 1, 2003     Year Ended
                                    October 31,    to October 31,    June 30,
                                       2004            2003*           2003
                                   ============    ============    ============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment loss                $ (2,820,436)   $ (1,308,605)   $ (3,755,027)
Net realized loss on investment
  And foreign currency
  transactions                      (39,018,821)     (2,421,301)    (90,789,902)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated
  assets and liabilities             35,790,561      13,523,825     128,815,997
                                   ------------    ------------    ------------
Net increase (decrease) in net
  assets from operations             (6,048,696)      9,793,919      34,271,068

CAPITAL STOCK TRANSACTIONS
Net decrease                        (48,035,719)     (9,421,483)    (40,187,959)
                                   ------------    ------------    ------------
Total increase (decrease)           (54,084,415)        372,436      (5,916,891)

NET ASSETS
Beginning of period                 200,592,295     200,219,859     206,136,750
                                   ------------    ------------    ------------
End of period (including
  accumulated net investment
  loss of $0, ($2,747)
  and ($5,490), respectively)      $146,507,880    $200,592,295    $200,219,859
                                   ============    ============    ============


* The fund changed its fiscal year end from June 30 to October 31.

See notes to financial statements.


-------------------------------------------------------------------------------

12 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein Select Investor Series, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Technology Portfolio and the Biotechnology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Biotechnology Portfolio. The Biotechnology Portfolio (the "Fund") commenced operations on July 27, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted U.S. accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid price on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.


-------------------------------------------------------------------------------

14 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from June 30 to October 31. Accordingly, the Statement of Changes in net assets and financial highlights include the period from July 1, 2003 through October 31, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Biotechnology Index (the "Index"). The Basic Fee may have been increased to as much as 1.75% annualized, or decreased to as little as .75% annualized. The fee would have equaled 1.25% annualized if the performance of Class A shares equaled the performance of the Index.

Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the Basic Fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. As a result, based upon current net assets, the Basic Fee may be increased to as much as 1.25% annualized or decreased to as little as .25% annualized. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $612,934. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses exceeding the annual rate of 3.25%, 3.95% and 3.95% of the average daily net assets for Class A, Class B and Class C shares, respectively.

During the year ended October 31, 2004, the effective advisory fee, adjusted for investment performance, was at the annualized rate of .42% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2004, such fees amounted to $87,667.


-------------------------------------------------------------------------------

16 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $217,767 for the year ended October 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $12,979.

For the year ended October 31, 2004, the Fund's expenses were reduced by $35 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,462 from the sales of Class A shares and received $54, $214,482 and $1,764 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the year ended October 31, 2004.

Brokerage commissions paid on investment transactions for the year ended October 31, 2004 amounted to $355,379, none of which were paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,592,919 and $1,313,209 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  58,068,206    $ 109,906,126
U.S. government securities                                  -0-              -0-


At October 31, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (including short sale transactions and excluding foreign currency transactions) are as follows:

Cost                                                              $ 164,795,015
                                                                  =============
Gross unrealized appreciation                                     $  21,196,445
Gross unrealized depreciation                                       (41,094,913)
                                                                  -------------
Net unrealized depreciation                                       $ (19,898,468)
                                                                  =============

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


-------------------------------------------------------------------------------

18 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                      Shares
                                   --------------------------------------------
                                     Year Ended     July 1, 2003    Year Ended
                                     October 31,    to October 31,   June 30,
                                        2004            2003*          2003
                                   --------------------------------------------
Class A
Shares sold                             897,104         248,185       4,756,122
-------------------------------------------------------------------------------
Shares converted from Class B            33,061          12,765          43,657
-------------------------------------------------------------------------------
Shares redeemed                      (3,423,711)       (871,033)     (7,899,701)
-------------------------------------------------------------------------------
Net decrease                         (2,493,546)       (610,083)     (3,099,922)
===============================================================================

Class B
Shares sold                             447,951         361,963       1,090,191
-------------------------------------------------------------------------------
Shares converted to Class A             (33,061)        (13,062)        (44,397)
-------------------------------------------------------------------------------
Shares redeemed                      (5,368,780)     (1,284,700)     (6,109,334)
-------------------------------------------------------------------------------
Net decrease                         (4,953,890)       (935,799)     (5,063,540)
===============================================================================

Class C
Shares sold                             212,924         148,748         391,045
-------------------------------------------------------------------------------
Shares redeemed                      (2,109,335)       (415,684)     (2,577,107)
-------------------------------------------------------------------------------
Net decrease                         (1,896,411)       (266,936)     (2,186,062)
===============================================================================

                                                       Amount
                                   --------------------------------------------
                                     Year Ended    July 1, 2003     Year Ended
                                     October 31,   to October 31,     June 30,
                                        2004            2003*           2003
                                   --------------------------------------------
Class A
Shares sold                        $  5,002,754    $  1,330,231    $ 19,338,690
-------------------------------------------------------------------------------
Shares converted from Class B           175,615          67,481         181,235
-------------------------------------------------------------------------------
Shares redeemed                     (18,144,154)     (4,606,007)    (31,617,370)
-------------------------------------------------------------------------------
Net decrease                       $(12,965,785)   $ (3,208,295)   $(12,097,445)
===============================================================================

Class B
Shares sold                        $  2,391,178      $1,884,983    $  4,592,028
-------------------------------------------------------------------------------
Shares converted to Class A            (175,615)        (67,481)       (181,235)
-------------------------------------------------------------------------------
Shares redeemed                     (27,558,869)     (6,649,569)    (24,011,733)
-------------------------------------------------------------------------------
Net decrease                       $(25,343,306)   $ (4,832,067)   $(19,600,940)
===============================================================================

Class C
Shares sold                        $  1,147,681    $    777,724    $  1,703,491
-------------------------------------------------------------------------------
Shares redeemed                     (10,874,309)     (2,158,845)    (10,193,065)
-------------------------------------------------------------------------------
Net decrease                       $ (9,726,628)   $ (1,381,121)   $ (8,489,574)
===============================================================================

* The Fund changed its fiscal year end from June 30 to October 31.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.

NOTE H

Components of Accumulated Earnings (Deficit)

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $ (281,643,936)(a)
Unrealized appreciation/(depreciation)                         (19,898,468)(b)
                                                            --------------
Total accumulated earnings/(deficit)                        $ (301,542,404)
                                                            ==============

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $281,643,936, of which $8,345,642 expires in the year 2008, $79,405,177 expires in the year 2009, $98,210,933 expires in the year 2010, $51,779,798 expires in the year 2011 and $43,902,386 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net investment loss, resulted in a decrease in accumulated net realized loss on investments and foreign currency transactions, a decrease in accumulated net investment loss and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


-------------------------------------------------------------------------------

20 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

In addition, the Independent Directors of the Company ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund


-------------------------------------------------------------------------------

22 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Company's shares or other adverse consequences to the Company. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Company.

NOTE J

Subsequent Event

On December 14, 2004, the Board of Directors of the Company approved a plan of liquidation for the liquidation and dissolution of the Company and each of the Company's Premier Portfolio, Technology Portfolio and Biotechnology


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Portfolio. The Company's portfolios have suspended sales of their shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to their shareholders. The Company's portfolios expect to make the liquidating distributions on or shortly after February 28, 2005.

In connection with the liquidation, the Board approved the immediate suspension of the portfolios' distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the portfolios' shares on or after December 16, 2004. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the portfolios' shares on or after December 16, 2004.

Shareholders should be aware that the Company's portfolios are no longer pursuing their stated investment objectives or engaging in any business activities except for the purposes of winding up their businesses and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.


-------------------------------------------------------------------------------

24 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                            Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                         Class A
                                        ---------------------------------------------------------------
                                                        July 1,                               July 27,
                                        Year Ended      2003 to      Year Ended June 30,     2000(b) to
                                         October 31,  October 31,  -----------------------   June 30,
                                           2004         2003(a)      2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $5.26        $5.01        $4.09        $7.40       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(c)                      (.06)(d)     (.02)        (.06)        (.08)        (.08)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              (.11)         .27          .98        (3.23)       (2.52)
Net increase (decrease) in
  net asset value from
  operations                                (.17)         .25          .92        (3.31)       (2.60)
Net asset value,
  end of period                            $5.09        $5.26        $5.01        $4.09        $7.40

TOTAL RETURN
Total investment return based
  on net asset value(e)                    (3.23)%       4.99%       22.49%      (44.73)%     (26.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $43,633      $58,239      $58,492      $60,377     $140,499
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements                  1.31%        1.64%(f)     1.86%        1.56%        1.48%(f)
  Expenses, before waivers/
    reimbursements                          1.66%        1.64%(f)     1.86%        1.56%        1.48%(f)
  Expenses, before waivers/
    reimbursements excluding
    interest expense                        1.66%        1.64%(f)     1.83%        1.49%        1.43%(f)
  Net investment loss                      (1.08)%(d)   (1.35)%(f)   (1.55)%      (1.36)%       (.99)%(f)
Portfolio turnover rate                       33%           7%          33%          26%         107%



See footnote summary on page 27.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 25


                                                            Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class B
                                        ---------------------------------------------------------------
                                                        July 1,                               July 27,
                                        Year Ended      2003 to      Year Ended June 30,     2000(b) to
                                        October 31,   October 31, ------------------------    June 30,
                                           2004         2003(a)      2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $5.14        $4.90        $4.03        $7.35       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(c)                      (.09)(d)     (.04)        (.09)        (.13)        (.14)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              (.12)         .28          .96        (3.19)       (2.51)
Net increase (decrease) in
  net asset value from
  operations                                (.21)         .24          .87        (3.32)       (2.65)
Net asset value,
  end of period                            $4.93        $5.14        $4.90        $4.03        $7.35

TOTAL RETURN
Total investment return based
  on net asset value(e)                    (4.09)%       4.90%       21.59%      (45.17)%     (26.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $75,246     $103,833     $103,664     $105,661     $226,544
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements                  2.04%        2.38%(f)     2.60%        2.29%        2.17%(f)
  Expenses, before waivers/
    reimbursements                          2.40%        2.38%(f)     2.60%        2.29%        2.17%(f)
  Expenses, before waivers/
    reimbursements excluding
    interest expense                        2.40%        2.38%(f)     2.58%        2.22%        2.12%(f)
  Net investment loss                      (1.81)%(d)   (2.09)%(f)   (2.29)%      (2.09)%      (1.69)%(f)
Portfolio turnover rate                       33%           7%          33%          26%         107%



See footnote summary on page 27.


-------------------------------------------------------------------------------

26 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                            Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class C
                                        ---------------------------------------------------------------
                                                        July 1,                               July 27,
                                        Year Ended     2003 to       Year Ended June 30,     2000(b) to
                                        October 31,   October 31, ------------------------   June 30,
                                           2004         2003(a)      2003         2002         2001
                                        -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                      $5.14        $4.90        $4.03        $7.35       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(c)                      (.09)(d)     (.04)        (.09)        (.13)        (.13)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                              (.12)         .28          .96        (3.19)       (2.52)
Net increase (decrease) in
  net asset value from
  operations                                (.21)         .24          .87        (3.32)       (2.65)
Net asset value,
  end of period                            $4.93        $5.14        $4.90        $4.03        $7.35

TOTAL RETURN
Total investment return based on
  net asset value(e)                       (4.09)%       4.90%       21.59%      (45.17)%     (26.50)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $27,629      $38,520      $38,064      $40,099      $89,495
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements                  2.03%        2.36%(f)     2.58%        2.27%        2.14%(f)
  Expenses, before waivers/
    reimbursements                          2.38%        2.36%(f)     2.58%        2.27%        2.14%(f)
  Expenses, before waivers/
    reimbursements excluding
    interest expense                        2.38%        2.36%(f)     2.55%        2.21%        2.09%(f)
  Net investment loss                      (1.80)%(d)   (2.07)%(f)   (2.27)%      (2.07)%      (1.67)%(f)
Portfolio turnover rate                       33%           7%          33%          26%         107%



(a) The Fund changed its fiscal year end from June 30 to October 31.

(b) Commencement of operations.

(c) Based on average shares outstanding.

(d) Net of expenses waived and reimbursed by the Adviser and Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 27


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Select Investor Series, Inc.
Biotechnology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly in all material respects, the financial position of AllianceBernstein Select Investor Series, Inc. Biotechnology Portfolio, (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period July 1, 2003 through October 31, 2003 and for the year ended June 30, 2003 and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note J, on December 14, 2004, the Board of Directors of the Fund approved a plan of liquidation for the liquidation and dissolution of the Fund.

PricewaterhouseCoopers LLP
New York, New York
December 17, 2004


-------------------------------------------------------------------------------

28 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                              Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Norman M. Fidel, Senior Vice President
Thomas J. Bardong, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Select Investor Series Bio-technology Portfolio are made by the Health Care Research Analyst Team, comprised of the Adviser's health care research analysts.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 29


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                              COMPLEX       DIRECTORSHIP(S)
   DATE OF BIRTH                         OCCUPATION(S)                          OVERSEEN BY        HELD BY
   (YEAR ELECTED)                      DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment adviser and an                        113             None
2 Sound View Drive                  independent consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associated
(1999)                              since prior to 1999. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer
                                    of the New York Bank for Savings.

Ruth Block, #**                     Formerly Executive Vice                           94             None
500 SE Mizner Blvd.                 President and Chief Insurance
Boca Raton, FL 33432                Officer of The Equitable Life
11/11/30                            Assurance Society of the United
(1999)                              States; Chairman and Chief
                                    Executive Officer of Evlico; Director of
                                    Avon, BP (oil and gas), Ecolab Incorporated
                                    (specialty chemicals), Tandem Financial
                                    Group and Donaldson, Lufkin & Jenrette
                                    Securities Corporation; former Governor at
                                    Large National Association of Securities
                                    Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until                     98             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of Alliance
10/23/29                            Capital Management Corporation
(1999)                              ("ACMC") responsible for mutual
                                    fund administration. Prior to joining ACMC
                                    in 1984, he was Chief Financial Officer of
                                    Eberstadt Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at Price
                                    Waterhouse & Co. Member of American
                                    Institute of Certified Public Accountants
                                    since 1953.



-------------------------------------------------------------------------------

30 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                PORTFOLIOS
                                                                                  IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                              COMPLEX       DIRECTORSHIP(S)
   DATE OF BIRTH                         OCCUPATION(S)                          OVERSEEN BY        HELD BY
   (YEAR ELECTED)                      DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                    96             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
2/19/42 (1999)                      Senior Advisor from June 1999-
                                    June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-
                                    May 1999. Previously, Director of
                                    the National Academy of Design
                                    and during 1988-1992, he was
                                    Director and Chairman of the
                                    Audit Committee of ACMC.

Donald J. Robinson, #, 69           Senior Counsel to the law firm                    95             None
98 Hell's Peak Road                 of Orrick, Herrington & Sutcliffe
Weston, VT 05161                    LLP since prior to 1999. Formerly
8/24/34 (1999)                      a senior partner and a member of
                                    the Executive Committee of that firm. He was
                                    also a member and Chairman of the Municipal
                                    Securities Rulemaking Board and a Trustee of
                                    the Museum of the City of New York.

INTERESTED DIRECTOR

Marc O. Mayer, ++                   Executive Vice President of ACMC                  66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57 (2003)                      predecessor since prior to 1999.


* There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee and Governance and Nominating Committee.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 31


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



    NAME, ADDRESS*                       POSITION(S)                      PRINCIPAL OCCUPATION
  AND DATE OF BIRTH                    HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/2/57

Norman M. Fidel,                    Senior Vice President           Senior Vice President of Alliance Capital
9/17/45                                                             Management Corporation ("ACMC")**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick &Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 1999 until
                                                                    March 2003.

Thomas J. Bardong,                  Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 1999.

Mark R. Manley,                     Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice
                                                                    President of
                                                                    AllianceBernstein
                                                                    Investment
                                                                    Research and
                                                                    Management,
                                                                    Inc.
                                                                    ("ABIRM")**,
                                                                    with which
                                                                    he has been
                                                                    associated
                                                                    since prior
                                                                    to 1999.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior to
                                                                           1999.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------

32 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO o 33


ALLIANCEBERNSTEIN SELECT INVESTOR SERIES--BIOTECHNOLOGY PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM) Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


SISBIOAR1004



-------------------------------------------------------------------------------
High Net Worth Investors - Capital Appreciation
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM) Investment Research and Management


AllianceBernstein Select Investor Series
Premier Portfolio


Annual Report -- October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 17, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Select Investor Series Premier Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital through all market conditions. The Portfolio invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Portfolio may make substantial use of short-selling and other investment practices, such as options, futures, forwards and leverage. In contrast to most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Portfolio's net assets. This Portfolio is designed for the sophisticated investor who understands and is willing to assume the risks of the Portfolio's investment strategies.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended October 31, 2004.

For the 12-month period ended October 31, 2004, the Portfolio underperformed its benchmark due to its overweighted position in the technology sector and its underweighted positions in the capital goods and energy sectors. In addition, stock selection in the health care, consumer services and finance sectors hurt performance during the reporting period. The Portfolio received positive contribution from strong stock selection in the technology, consumer staples and capital goods sectors during the period under review.

For the six-month period ended October 31, 2004, the Portfolio slightly underperformed its benchmark. Underweighted positions in the capital goods and transportation sectors hurt the Portfolio's performance. Overweighted positions in the technology and consumer services sectors and underweighted positions in the consumer staples and health care sectors helped the Portfolio's performance during the same time frame. Strong stock selection in the technology, capital goods and consumer staples sectors was offset by poor stock selection in the consumer services, finance and health care sectors.

Market Review and Investment Strategy

Amid news of weaker retail and housing sales, disappointing employment growth and $50 per barrel oil prices, investors appear concerned that the U.S. economic recovery may be flagging. Over the past few months, economic statistics have been mixed and


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 1


less vigorous than earlier in 2004. Many investors believe that the sharp fall in long-dated Treasury yields is signaling less growth ahead. However, this contrasts sharply with what commodity markets and liquidity flows are showing. Commodity prices are hitting new heights, historically a harbinger of faster growth ahead. This view is reinforced by strong liquidity flows, all of which suggest that the economy will grow--many economists are estimating a 3.5%-4.0% growth rate through the next year or so. While it is important not to dismiss the bond-market signals, history has demonstrated that liquidity flows and commodity prices have been the more accurate predictors of economic momentum.

During the calendar third quarter of 2004, investors were so wary about the economy that even among the Portfolio's holdings that met or exceeded second quarter 2004 consensus expectations, only companies that reported substantial upward earnings revisions through 2005 were rewarded. This provided the Portfolio's management team (the "team") with an unusual opportunity to buy superior growth companies at little-or even no-valuation premium. By taking advantage of this very favorable trade-off between valuation and prospective growth, the team added to more expensive companies that they believed are well positioned for the next stage of the recovery. Thus, they "traded up" at attractive relative valuations, selling or trimming the Portfolio's holdings in long-time growth stalwarts. In their place, the team purchased or added to existing positions in companies they believed are emerging as tomorrow's growth leaders, where the PEG ratios (price-to-earnings multiples in relation to very high expected growth rates) have become much more attractive.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Select Investor Series Premier Portfolio. Mr. Michel served the interests of the Portfolio's shareholders for the last six years. His hard work, dedication and contributions to the Portfolio will be greatly missed.


-------------------------------------------------------------------------------

2 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. Investors cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio is "non-diversified" and is subject to special risks, which are described in the Portfolio's prospectus. This Portfolio employs leverage and specialized hedging techniques in an effort to achieve maximum total return. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------
PERIODS ENDED OCTOBER 31, 2004                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Select Investor Series
Premier Portfolio
   Class A                                              -0.86%        -1.46%
-------------------------------------------------------------------------------
   Class B                                              -1.15%        -2.03%
-------------------------------------------------------------------------------
   Class C                                              -1.15%        -2.03%
-------------------------------------------------------------------------------
Russell 1000 Growth Index                               -0.73%         3.38%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
7/29/98* TO 10/31/04


AllianceBernstein Select Investor Series Premier Portfolio Class A: $7,885 Russell 1000 Growth Index: $8,780


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                            AllianceBernstein
                         Select Investor Series        Russell 1000
                       Premier Portfolio Class A       Growth Index
-------------------------------------------------------------------------------
        7/29/98*                $  9,575                 $ 10,000
       10/31/98                 $  9,125                 $  9,841
       10/31/99                 $ 13,577                 $ 13,212
       10/31/00                 $ 13,714                 $ 14,444
       10/31/01                 $  8,946                 $  8,674
       10/31/02                 $  7,223                 $  6,972
       10/31/03                 $  8,001                 $  8,493
       10/31/04                 $  7,885                 $  8,780


* Since inception of the Portfolio's Class A shares on 7/29/98.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select Investor Series Premier Portfolio Class A shares (from 7/29/98* to 10/31/04) as compared to the performance of the Portfolio's benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

4 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                         -1.46%             -5.59%
5 Years                       -10.30%            -11.08%
Since Inception*               -3.06%             -3.72%

Class B Shares
1 Year                         -2.03%             -5.95%
5 Years                       -10.92%            -10.92%
Since Inception*               -3.75%             -3.75%

Class C Shares
1 Year                         -2.03%             -3.01%
5 Years                       -10.92%            -10.92%
Since Inception*               -3.75%             -3.75%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                            -0.62%
5 Years                                           -9.79%
Since Inception*                                  -3.93%

Class B Shares
1 Year                                            -1.04%
5 Years                                           -9.65%
Since Inception*                                  -3.97%

Class C Shares
1 Year                                             1.96%
5 Years                                           -9.65%
Since Inception*                                  -3.97%


*  Inception Date: 7/29/98 for Class A, B and C shares.

See Historical Performance disclosures on page 3.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 5


                                                                   Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                               Beginning            Ending
                                             Account Value       Account Value     Expenses Paid
                                              May 1, 2004      October 31, 2004    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                            $1,000           $  991.43           $ 8.96
Hypothetical (5% return before expenses)          $1,000           $1,016.14           $ 9.07
--------------------------------------------------------------------------------------------------
Class B
Actual                                            $1,000           $  988.51           $12.55
Hypothetical (5% return before expenses)          $1,000           $1,012.52           $12.70
--------------------------------------------------------------------------------------------------
Class C
Actual                                            $1,000           $  988.51           $12.50
Hypothetical (5% return before expenses)          $1,000           $1,012.57           $12.65
--------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 1.79%, 2.51% and 2.50%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------

6 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                     Portfolio Summary and Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $49.9


SECTOR BREAKDOWN*

     38.8%   Technology
     28.6%   Consumer Services
     11.3%   Health Care
      9.8%   Finance
      4.5%   Energy                             [PIE CHART OMITTED]
      2.8%   Capital Goods
      2.1%   Consumer Staples
      1.1%   Multi-Industry
      0.5%   Transportation
      0.5%   Consumer Manufacturing


TEN LARGEST HOLDINGS
October 31, 2004

                                                                      Percent of
Company                                                 Value       Net Assets
-------------------------------------------------------------------------------

Yahoo!, Inc.                                      $ 2,866,248           5.8%
-------------------------------------------------------------------------------
eBay, Inc.                                          2,690,132           5.4
-------------------------------------------------------------------------------
Dell, Inc.                                          2,345,514           4.7
-------------------------------------------------------------------------------
Microsoft Corp.                                     1,956,501           3.9
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                   1,902,264           3.8
-------------------------------------------------------------------------------
Juniper Networks, Inc.                              1,812,141           3.6
-------------------------------------------------------------------------------
Google, Inc. Cl. A                                  1,811,697           3.6
-------------------------------------------------------------------------------
Electronic Arts, Inc.                               1,730,768           3.5
-------------------------------------------------------------------------------
Corning, Inc.                                       1,662,540           3.3
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                      1,588,780           3.2
-------------------------------------------------------------------------------
                                                  $20,366,585          40.8%


* All data are as of October 31, 2004. The Portfolio's sector breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2004

Company                                                Shares             Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.0%

Technology-50.1%
Communication Equipment-14.0%
Cisco Systems, Inc.(a)                                 58,100     $   1,116,101
Corning, Inc.(a)                                      145,200         1,662,540
Juniper Networks, Inc.(a)                              68,100         1,812,141
QUALCOMM, Inc.                                         38,000         1,588,780
Research In Motion Ltd. (Canada)(a)                     9,400           829,080
                                                                  -------------
                                                                       7,008,642
                                                                  -------------
Computer Hardware / Storage-6.0%
Apple Computer, Inc.(a)                                12,300           646,119
Dell, Inc.(a)                                          66,900         2,345,514
                                                                  -------------
                                                                       2,991,633
                                                                  -------------
Computer Peripherals-0.6%
Network Appliance, Inc.(a)                             12,000           293,640
                                                                  -------------
Internet-11.1%
eBay, Inc.(a)(b)                                       27,560         2,690,132
Yahoo!, Inc.(a)                                        79,200         2,866,248
                                                                  -------------
                                                                       5,556,380
                                                                  -------------
Semiconductor Capital Equipment-1.1%
Applied Materials, Inc.(a)                             15,500           249,550
Lam Research Corp.(a)                                  10,600           275,918
                                                                  -------------
                                                                         525,468
                                                                  -------------
Semiconductor Components-5.0%
Broadcom Corp. Cl. A(a)(b)                             35,800           968,390
Marvell Technology Group Ltd. (Bermuda)(a)(b)          44,000         1,257,080
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan)                                       36,200           274,034
                                                                  -------------
                                                                       2,499,504
                                                                  -------------
Software-12.3%
Electronic Arts, Inc.(a)(b)                            38,530         1,730,768
Microsoft Corp.(c)                                     69,900         1,956,501
SAP AG (ADR) (Germany)                                 20,900           891,385
Symantec Corp.(a)                                      27,200         1,548,768
                                                                  -------------
                                                                       6,127,422
                                                                  -------------
                                                                      25,002,689
                                                                  -------------
Consumer Services-17.0%
Broadcasting & Cable-2.0%
The E.W. Scripps Co. Cl. A                             21,200         1,011,664
                                                                  -------------
Entertainment & Leisure-3.3%
Carnival Corp. (Panama)                                21,500         1,087,040
DreamWorks Animation SKG, Inc. Cl. A(a)                   900            35,145
Harley-Davidson, Inc.                                   8,700           500,859
                                                                  -------------
                                                                       1,623,044
                                                                  -------------
Gaming-0.4%
International Game Technology                           6,800           224,672
                                                                  -------------


-------------------------------------------------------------------------------

8 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------
Restaurants & Lodging-2.1%
Starbucks Corp.(a)                                     19,700     $   1,041,736
                                                                  -------------
Retail - General Merchandise-5.6%
Lowe's Cos., Inc.                                      33,800         1,902,264
Target Corp.                                           17,700           885,354
                                                                  -------------
                                                                       2,787,618
                                                                  -------------
Miscellaneous-3.6%
Google, Inc. Cl. A(a)(b)                                9,500         1,811,697
                                                                  -------------
                                                                       8,500,431
                                                                  -------------
Healthcare-9.2%
Drugs-0.5%
Teva Pharmaceutical Industries Ltd. (ADR)
  (Israel)                                              9,500           247,000
                                                                  -------------
Medical Products-8.7%
Alcon, Inc. (Switzerland)(b)(c)                        15,400         1,096,480
Boston Scientific Corp.(a)                             36,800         1,299,040
St. Jude Medical, Inc.(a)                              16,000         1,225,120
Zimmer Holdings, Inc.(a)                                9,600           744,864
                                                                  -------------
                                                                       4,365,504
                                                                  -------------
                                                                       4,612,504
                                                                  -------------
Finance-9.2%
Banking - Money Centers-2.5%
JPMorgan Chase & Co.                                   32,300         1,246,780
                                                                  -------------
Brokerage & Money Management-1.2%
Franklin Resources, Inc.                               10,200           618,324
                                                                  -------------
Insurance-2.4%
American International Group, Inc.                     19,400         1,177,774
                                                                  -------------
Miscellaneous-3.1%
MBNA Corp.                                             61,080         1,565,480
                                                                  -------------
                                                                       4,608,358
                                                                  -------------
Energy-4.2%
Domestic Producers-1.0%
Noble Energy, Inc.                                      4,100           237,800
XTO Energy, Inc.                                        7,500           250,350
                                                                  -------------
                                                                         488,150
                                                                  -------------
Oil Service-3.2%
Halliburton Co.                                         7,600           281,504
Nabors Industries Ltd. (Bermuda)(a)                    26,900         1,321,328
                                                                  -------------
                                                                       1,602,832
                                                                  -------------
                                                                       2,090,982
                                                                  -------------
Capital Goods-2.9%
Miscellaneous-2.9%
General Electric Co.                                   41,900         1,429,628
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
Company                                          Contracts(d)             Value
-------------------------------------------------------------------------------
Consumer Staples-1.2%
Household Products-1.2%
The Procter & Gamble Co.                               11,800     $     603,924
                                                                  -------------
Multi Industry Companies-1.2%
Tyco International Ltd. (Bermuda)                      17,500           545,125
                                                                  -------------
Transportation-0.5%
Air Freight-0.5%
United Parcel Service, Inc. Cl. B                       3,200           253,376
                                                                  -------------
Consumer Manufacturing-0.5%
Building & Related-0.5%
American Standard Cos., Inc.(a)                         6,900           252,333
                                                                  -------------
Total Common Stocks
  (cost $40,897,333)                                                 47,899,350
                                                                  -------------
CALL OPTIONS PURCHASED(a)-4.5%
American International Group, Inc.
  expiring Dec '04 @ $65                                  165             9,900
Amgen, Inc.
  expiring Jan '05 @ $30                                  260           698,100
Anthem, Inc.
  expiring Dec '04 @ $85                                  128            12,800
Avon Products, Inc.
  expiring Jan '05 @ $25                                  293           427,780
Citigroup, Inc.
  expiring Jan '05 @ $35                                  286           275,990
Halliburton Co.
  expiring Jan '05 @ $25                                  155           187,550
Intel Corp.
  expiring Nov '04 @ $22.5                                231            11,550
Pfizer, Inc.
  expiring Jan '05 @ $25                                  400           168,000
Taiwan Semiconductor Manufacturing Co., Ltd.
  expiring Nov '04 @ $7.5                                  52             1,300
UnitedHealth Group, Inc.
  expiring Nov '04 @ $65                                   70            54,250
UnitedHealth Group, Inc.
  expiring Jan '05 @ $40                                   38           123,880
Wal-Mart Stores, Inc.
  expiring Jan '05 @ $40                                  200           280,580
                                                                  -------------
Total Call Options Purchased
  (cost $2,645,246)                                                   2,251,680
                                                                  -------------
Total Investments-100.5%
  (cost $43,542,579)                                                 50,151,030
Other assets less liabilities-(0.5%)                                   (257,518)
                                                                  -------------
Net Assets-100%                                                   $  49,893,512
                                                                  =============


-------------------------------------------------------------------------------

10 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CALL OPTIONS WRITTEN (see Note D)



                                                Exercise           Expiration
Description                 Contracts(d)         Price               Month               Value
--------------------------------------------------------------------------------------------------
Alcon, Inc.                      30              $   65             Nov '04           $ (19,650)
Broadcom Corp. Cl. A             85                27.5             Nov '04              (8,075)
eBay, Inc.                       22                  95             Nov '04             (10,340)
Electronic Arts, Inc.            55                  45             Nov '04              (7,975)
Google, Inc. Cl. A               19                 180             Nov '04             (34,960)
Google, Inc. Cl. A               13                 185             Nov '04             (19,500)
Google, Inc. Cl. A               18                 195             Nov '04             (18,000)
Google, Inc. Cl. A               18                 200             Nov '04             (14,760)
Marvell Technology Group Ltd.    88                27.5             Nov '04             (19,360)
(premiums received $142,983)                                                          ---------
                                                                                      $(152,620)
                                                                                      ---------



FUTURES CONTRACTS SOLD (see Note D)


                                                                        Value at
                Number of       Expiration       Original         October 31,       Unrealized
Type            Contracts         Month            Value             2004          Depreciation
--------------------------------------------------------------------------------------------------
NASDAQ 100                       December
Index              7               2004         $ 1,007,650      $ 1,043,000         $ (35,350)

S&P 500                          December
Index              4               2004           1,092,500        1,130,300           (37,800)
                                                                                     ---------
                                                                                     $ (73,150)
                                                                                     ---------



(a) Non-income producing security.

(b) Securities on which option is written (share value subject to call have an aggregate market value of $2,453,537).

(c) Position, or portion thereof, with an aggregate market value of $1,259,550, has been segregated to collateralize margin deposit for open futures contracts.

(d) One contract relates to 100 shares unless otherwise indicated.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 11


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004

ASSETS
Investments in securities, at value (cost $43,542,579)            $  50,151,030
Receivable for investment securities sold                             1,999,123
Receivable for capital stock sold                                        31,325
Interest and dividends receivable                                        16,820
Other assets                                                             10,000
                                                                  -------------
Total assets                                                         52,208,298
                                                                  -------------
LIABILITIES
Outstanding call options written, at value
  (premiums received $142,983)                                          152,620
Due to custodian                                                        201,971
Due to broker                                                            36,841
Payable for investment securities purchased                           1,490,107
Payable for capital stock redeemed                                      210,462
Distribution fee payable                                                 32,145
Advisory fee payable                                                     18,290
Administrative fee payable                                                7,117
Transfer agent fee payable                                                4,658
Payable for variation margin on futures contracts                         3,050
Accrued expenses                                                        157,525
                                                                  -------------
Total liabilities                                                     2,314,786
                                                                  -------------
Net Assets                                                        $  49,893,512
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $       6,345
Additional paid-in capital                                          165,513,152
Accumulated net realized loss on investment transactions           (122,151,649)
Net unrealized appreciation of investments                            6,525,664
                                                                  -------------
                                                                   $  49,893,512
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE Class A Shares Net asset value and redemption price per share
  ($17,868,817 / 2,205,224 shares of capital
  stock issued and outstanding)                                           $8.10
Sales charge -- 4.25% of public offering price                              .36
                                                                          -----
Maximum offering price                                                    $8.46
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($21,964,724 / 2,839,175 shares of capital
  stock issued and outstanding)                                           $7.74
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($10,059,971 / 1,300,185 shares of capital
  stock issued and outstanding)                                           $7.74
                                                                          =====


See notes to financial statements.


-------------------------------------------------------------------------------

12 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes
  withheld of $4,923)                             $    226,767
Interest                                                23,732     $    250,499
                                                  ------------
EXPENSES
Advisory fee                                           519,979
Distribution fee -- Class A                             64,693
Distribution fee -- Class B                            292,030
Distribution fee -- Class C                            136,629
Custodian                                              133,928
Audit and legal                                        122,226
Transfer agency                                        105,571
Administrative                                          87,695
Printing                                                55,639
Registration                                            38,192
Directors' fees                                         22,646
Dividends on securities sold short                          87
Miscellaneous                                           10,072
                                                  ------------
Total expenses                                       1,589,387
Less: expenses waived by the Adviser and
  the Transfer Agent (see Note B)                     (162,757)
Less: expense offset arrangement
  (see Note B)                                              (8)
                                                  ------------
Net expenses                                                          1,426,622
                                                                   ------------
Net investment loss                                                  (1,176,123)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS Net realized gain
(loss) on:
  Investment transactions                                             9,091,786
  Short sales                                                          (113,868)
  Futures contracts                                                    (402,147)
  Written options                                                      (318,643)
Net change in unrealized appreciation/depreciation of:
  Investments                                                        (7,978,482)
  Futures contracts                                                     (28,150)
  Written options                                                       107,159
                                                                   ------------
Net gain on investment transactions                                     357,655
                                                                   ------------
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                                  $   (818,468)
                                                                   ============


See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                              $  (1,176,123)   $  (1,738,451)
Net realized gain (loss) on investment
  transactions                                       8,257,128       (1,059,489)
Net change in unrealized
  appreciation/depreciation
  of investments                                    (7,899,473)       9,378,816
                                                 -------------    -------------
Net increase (decrease) in net assets
  from operations                                     (818,468)       6,580,876

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (30,930,591)     (32,720,228)
                                                 -------------    -------------
Total decrease                                     (31,749,059)     (26,139,352)

NET ASSETS
Beginning of period                                 81,642,571      107,781,923
                                                 -------------    -------------
End of period (including accumulated
  net investment loss of $0 and $0,
  respectively)                                  $  49,893,512    $  81,642,571
                                                 =============    =============


See notes to financial statements.


-------------------------------------------------------------------------------

14 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Select Investor Series, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Biotechnology Portfolio and, the Technology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Premier Portfolio. The Premier Portfolio (the "Fund") offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


-------------------------------------------------------------------------------

16 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the exdividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the exdividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE B

Advisory Fee and Other Transactions With Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser a monthly fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000 Growth Index. Effective December 1, 2003 through December 31, 2003 the Adviser waived .10% of the base advisory fee. The Basic Fee may have been increased to as much as 1.40% annualized or decreased to as little as .80% annualized. The fee would have equaled 1.10% annualized if the performance of Class A shares equaled the performance of the Index.

Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the Basic Fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. As a result, based upon current net assets, the Basic Fee may be increased to as much as 1.05% annualized or decreased to as little as .45% annualized. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $159,861. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses exceeding the annual rate of 2.50%, 3.20% and 3.20% of the average daily net assets for Class A, Class B and Class C shares, respectively.

During the year ended October 31, 2004, the effective advisory fee, adjusted for investment performance, was at the annualized rate of .56% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2004, such fees amounted to $87,695.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the


-------------------------------------------------------------------------------

18 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Fund. Such compensation amounted to $46,882 for the year ended October 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $2,896.

For the year ended October 31, 2004, the Fund's expenses were reduced by $8 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $80 from the sale of Class A shares and received $35,272 and $488 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2004.

Brokerage commissions paid on investment transactions for the year ended October 31, 2004, amounted to $751,008, of which $4,730 was paid to Sanford C. Bernstein &Co., LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,816,177 and $1,411,121 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 165,551,988    $ 190,427,634
U.S. government securities                                  -0-              -0-


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding written options and futures) are as follows:

Cost                                                              $  45,814,212
                                                                  =============
Gross unrealized appreciation                                     $   5,657,602
Gross unrealized depreciation                                        (1,320,784)
                                                                  -------------
Net unrealized appreciation                                       $   4,336,818
                                                                  =============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the markets. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from


-------------------------------------------------------------------------------

20 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in written options for the year ended October 31, 2004, were as follows:

                                                   Number of        Premiums
                                                   Contracts        Received
                                                 =============    =============
OPTIONS OUTSTANDING AT
  OCTOBER 31, 2003                                         380    $     310,704
Options written                                          1,255          639,957
Options terminated in closing
  purchase transactions                                   (585)        (696,926)
Options expired                                           (370)         (40,670)
Options exercised                                         (332)         (70,082)
                                                 -------------    -------------
OPTIONS OUTSTANDING AT
  OCTOBER 31, 2004                                         348    $     142,983
                                                 -------------    -------------

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              169,436     5,451,257    $  1,398,645    $ 39,915,590
-------------------------------------------------------------------------------
Shares converted
  from Class B            89,474       100,613         747,076         743,429
-------------------------------------------------------------------------------
Shares redeemed       (1,229,517)   (6,718,384)    (10,219,283)    (48,932,181)
-------------------------------------------------------------------------------
Net decrease            (970,607)   (1,166,514)   $ (8,073,562)   $ (8,273,162)
===============================================================================

Class B
Shares sold               49,588       256,477    $    393,477    $  1,805,249
-------------------------------------------------------------------------------
Shares converted
  to Class A             (93,323)     (104,298)       (747,076)       (743,429)
-------------------------------------------------------------------------------
Shares redeemed       (1,915,547)   (2,393,036)    (15,146,200)    (16,917,051)
-------------------------------------------------------------------------------
Net decrease          (1,959,282)   (2,240,857)   $(15,499,799)   $(15,855,231)
===============================================================================

Class C
Shares sold               15,561       137,324    $    123,293    $    980,508
-------------------------------------------------------------------------------
Shares redeemed         (946,276)   (1,337,563)     (7,480,523)     (9,572,343)
-------------------------------------------------------------------------------
Net decrease            (930,715)   (1,200,239)   $ (7,357,230)   $ (8,591,835)
===============================================================================


NOTE F

Risk Involved in Investing in the Fund

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees


-------------------------------------------------------------------------------

22 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.

NOTE H

Components of Accumulated Earnings (Deficit)

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $ (119,953,166)(a)
Unrealized appreciation                                          4,327,181(b)
                                                            --------------
Total accumulated earnings/(deficit)                        $ (115,625,985)
                                                            ==============

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $119,953,166 of which $81,212,571 expires in the year 2009, $35,160,861 expires in the year 2010 and $3,579,734 which expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $6,235,689.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net decrease in accumulated net investment loss, and a corresponding decrease in additional paid-in-capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Company ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of com-


-------------------------------------------------------------------------------

24 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

pensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 25


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Company's shares or other adverse consequences to the Company. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Company.

NOTE J

Subsequent Event

On December 14, 2004, the Board of Directors of The Company approved a plan of liquidation for the liquidation and dissolution of the Company and each of the Company's Premier Portfolio, Technology Portfolio and Biotechnology Portfolio. The Company's portfolios have suspended sales of their shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to their shareholders. The Company's portfolios expect to make the liquidating distributions on or shortly after February 28, 2005.

In connection with the liquidation, the Board approved the immediate suspension of the portfolios' distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the portfolios' shares on or after December 16, 2004. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the portfolios' shares on or after December 16, 2004.

Shareholders should be aware that the Company's portfolios are no longer pursuing their stated investment objectives or engaging in any business activities except for the purposes of winding up their businesses and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.


-------------------------------------------------------------------------------

26 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                            Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                         Class A
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.22        $7.44        $9.19       $14.21       $14.18

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.11)        (.11)        (.11)        (.09)        (.20)
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.01)         .89        (1.64)       (4.81)         .35
Net increase (decrease) in
  net asset value from
  operations                                    (.12)         .78        (1.75)       (4.90)         .15

LESS: DISTRIBUTIONS
Distributions from
  net realized gains                              -0-          -0-          -0-        (.12)        (.12)
Net asset value,
  end of period                                $8.10        $8.22        $7.44        $9.19       $14.21

TOTAL RETURN
Total investment return based
  on net asset value(b)                        (1.46)%      10.48%      (19.04)%     (34.77)%       1.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $17,869      $26,094      $32,325      $58,209     $118,233
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.74%        2.16%        1.86%        1.93%        1.69%
  Expenses, before
    waivers/reimbursements                      1.99%        2.16%        1.86%        1.93%        1.69%
  Expenses, before
    waivers/reimbursements,
    excluding interest
    expense on short sales                      1.99%        2.16%        1.86%        1.93%        1.69%
  Net investment loss, net of
    waivers/reimbursements                     (1.35)%      (1.46)%      (1.19)%       (.82)%      (1.24)%
Portfolio turnover rate                          309%         285%         198%         345%         174%




See footnote summary on page 29.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 27


                                                            Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class B
                                            ---------------------------------------------------------------
                                                                 Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.90        $7.21        $8.97       $13.96       $14.03

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.16)        (.15)        (.17)        (.17)        (.30)
Net realized and unrealized
  gain (loss) on investment
  transactions                                    -0-         .84        (1.59)       (4.70)         .35
Net increase (decrease) in
  net asset value from
  operations                                    (.16)         .69        (1.76)       (4.87)         .05

LESS: DISTRIBUTIONS
Distributions from
  net realized gains                              -0-          -0-          -0-        (.12)        (.12)
Net asset value,
  end of period                                $7.74        $7.90        $7.21        $8.97       $13.96

TOTAL RETURN
Total investment return based
  on net asset value(b)                        (2.03)%       9.57%      (19.62)%     (35.18)%        .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $21,965      $37,919      $50,730      $96,527     $174,402
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.46%        2.88%        2.57%        2.64%        2.40%
  Expenses, before
    waivers/reimbursements                      2.71%        2.88%        2.57%        2.64%        2.40%
  Expenses, before
    waivers/reimbursements,
    excluding interest
    expense on short sales                      2.71%        2.88%        2.57%        2.64%        2.39%
  Net investment loss, net of
    waivers/reimbursements                     (2.07)%      (2.17)%      (1.90)%      (1.54)%      (1.95)%
Portfolio turnover rate                          309%         285%         198%         345%         174%




See footnote summary on page 29.


-------------------------------------------------------------------------------

28 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                            Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class C
                                            ---------------------------------------------------------------
                                                                Year Ended October 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.90        $7.21        $8.97       $13.96       $14.03

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(a)                          (.16)        (.15)        (.17)        (.17)        (.31)
Net realized and unrealized
  gain (loss) on investment
  transactions                                    -0-         .84        (1.59)       (4.70)         .36
Net increase (decrease) in
  net asset value from
  operations                                    (.16)         .69        (1.76)       (4.87)         .05

LESS: DISTRIBUTIONS
Distributions from
  net realized gains                              -0-          -0-          -0-        (.12)        (.12)
Net asset value,
  end of period                                $7.74        $7.90        $7.21        $8.97       $13.96

TOTAL RETURN
Total investment return based
  on net asset value(b)                        (2.03)%       9.57%      (19.62)%     (35.18)%        .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $10,060      $17,630      $24,727      $59,513     $105,370
Ratios to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.45%        2.88%        2.59%        2.63%        2.39%
  Expenses, before
    waivers/reimbursements                      2.71%        2.88%        2.59%        2.63%        2.39%
  Expenses, before
    waivers/reimbursements,
    excluding interest
    expense on short sales                      2.71%        2.88%        2.59%        2.63%        2.39%
  Net investment loss, net of
    waivers/reimbursements                     (2.06)%      (2.17)%      (1.93)%      (1.54)%      (1.95)%
Portfolio turnover rate                          309%         285%         198%         345%         174%



(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 29


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Select Investor Series, Inc. Premier Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Select Investor Series, Inc. Premier Portfolio (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note J, on December 14, 2004, the Board of Directors of the Fund approved a plan of liquidation for the liquidation and dissolution of the Fund.

PricewaterhouseCoopers LLP
New York, New York
December 17, 2004


-------------------------------------------------------------------------------

30 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                              Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Thomas Kamp, Vice President
John A. Koltes, Vice President
Daniel Nordby, Vice President
Michael J. Reilly(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


(1) Member of the Audit Committee and Governance and Nominating Committee.

(2) Mr. Reilly is the person primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 31


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                             COMPLEX       DIRECTORSHIP(S)
   DATE OF BIRTH                          OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment adviser and an                       113             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of
Greenwich, CT 06830                 Barrett Associates, Inc., a
Chairman of the Board               registered investment adviser,
9/7/32                              with which he had been associated
(1999)                              since prior to 1999. He was
                                    formerly Deputy Comptroller and
                                    Chief Investment Officer of the
                                    State of New York and, prior
                                    thereto, Chief Investment Officer of
                                    the New York Bank for Savings.

Ruth Block, #, **                   Formerly Executive Vice President                94             None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
11/11/30                            the United States; Chairman and
(1999)                              Chief Executive Officer of Evlico; Director
                                    of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals), Tandem
                                    Financial Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation; former
                                    Governor at Large National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until                    98             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1999)                              responsible for mutual fund
                                    administration. Prior to joining ACMC in
                                    1984, he was Chief Financial Officer of
                                    Eberstadt Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at Price
                                    Waterhouse & Co. Member of American
                                    Institute of Certified Public Accountants
                                    since 1953.



-------------------------------------------------------------------------------

32 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                          PRINCIPAL                             COMPLEX       DIRECTORSHIP(S)
   DATE OF BIRTH                          OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President                   96             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
2/19/42                             Senior Advisor from June 1999-
(1999)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989-May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, he was
                                    Director and Chairman of the Audit Committee
                                    of ACMC.

Donald J. Robinson, #               Senior Counsel to the law firm of                95             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
8/24/34                             senior partner and a member of the
(1999)                              Executive Committee of that firm.
                                    He was also a member and Chairman of the
                                    Municipal Securities Rulemaking Board and a
                                    Trustee of the Museum of the City of New
                                    York.

INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 1999.
(2003)



* There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee and the Governance and Nominating Committee.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 33


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



NAME, ADDRESS*                      POSITION(S)                     PRINCIPAL OCCUPATION
AND DATE OF BIRTH                   HELD WITH FUND                  DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/2/57

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 1999 until
                                                                    March 2003.

Thomas J. Bardong,                  Vice President                  Senior Vice President of Alliance Capital
4/28/45                                                             Management Corporation ("ACMC")**,
                                                                    with which he has been associated
                                                                    since prior to 1999.

John A. Koltes,                     Vice President                  Senior Vice President of ACMC**, with
6/16/42                                                             which he has been associated with
                                                                    since prior to 1999.

Daniel Nordby,                      Vice President                  Senior Vice President of ACMC**, with
4/27/44                                                             which he has been associated since
                                                                           1999.

Michael J. Reilly,                  Vice President                  Senior Vice President of ACMC**, with
6/3/64                                                              which he has been associated since
                                                                    prior to 1999.

Mark R. Manley,                     Secretary                       Senior Vice President, Deputy
10/23/62                                                            General Counsel and Chief Compliance
                                                                    Officer of
                                                                    ACMC**, with
                                                                    which he has
                                                                    been
                                                                    associated
                                                                    since prior
                                                                    to 1999.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which he
12/14/64                                                            has been associated since prior to
                                                                           1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------

34 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO o 35


NOTES


-------------------------------------------------------------------------------

36 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO


ALLIANCEBERNSTEIN SELECT INVESTOR SERIES PREMIER PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM) Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


SISPPAR1004



-------------------------------------------------------------------------------
High Net Worth Investors - Capital Appreciation
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM) Investment Research and Management


AllianceBernstein Select Investor Series
Technology Portfolio


Annual Report -- October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 17, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Select Investor Series Technology Portfolio (the "Portfolio") for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

This open-end fund seeks to provide superior long-term growth of capital. The Portfolio invests primarily in the equity securities of companies that are involved with the development and utilization of innovative technologies. The Portfolio may invest up to 40% of its total assets in non-U.S. companies. The Portfolio may also invest up to 15% in private technology companies that are planning an initial public offering within a period of several months to three years. The prices of technology stocks are volatile.

The Portfolio may engage in short selling and may use certain other investment practices, including options, futures and forward contracts, and other forms of investment leverage. While these techniques are riskier than many investment strategies, they do provide greater potential for higher total return. This Portfolio is designed for the sophisticated investor who appreciates both the potential and the risks inherent in such strategies.

Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the NASDAQ Composite Index for the six- and 12-month periods ended October 31, 2004. We have also included performance for the Lipper Science and Technology Fund Index and the Lipper Science and Technology Funds Average (the "Lipper Average"), a performance index of the largest qualifying funds that have a science and technology investment objective. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

During the six-month period ended October 31, 2004, the Portfolio outperformed the NASDAQ Composite Index, the Lipper Science and Technology Fund Index and the Lipper Average. During the 12-month reporting period ended October 31, 2004, the Portfolio underperformed the NASADQ Composite Index, but outperformed the Lipper Science and Technology Fund Index and the Lipper Average.

The Portfolio outperformed the NASDAQ Composite Index during the six-month reporting period ended October 31, 2004, primarily due to the Portfolio's focus on technology stocks, which outperformed other sectors of the market, health care in particular. During the six-month reporting period, the NASDAQ Composite Index's average weight in the technology sector was 50% compared to over 88% in the Portfolio, while health care stocks averaged nearly 12% of the NASDAQ Composite Index and were not owned in the Portfolio at all given its technology focus.

The Portfolio underperformed the NASDAQ Composite Index during the 12-month reporting period ended


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 1


October 31, 2004, primarily due to outperformance of financial stocks in the NASDAQ Composite Index. These stocks averaged nearly 9% of the Composite Index, but were not owned in the Portfolio, given its technology focus. The combination of an underweighted position and poor stock selection in consumer services (where the Portfolio had investments in some broadcasting/cable, telecommunications and digital media companies) also negatively impacted relative performance.

Looking solely at technology, the Portfolio's technology holdings actually outperformed the technology components of the NASDAQ Composite Index during both the six- and 12-month periods ended October 31, 2004. Positive contributions to the Portfolio's performance during the annual reporting period came from communication equipment, software, semiconductor and Internet holdings; negative contributions came from computer hardware/storage and contract manufacturing positions. Also, one of the Portfolio's private equity positions had a material negative impact during both the six- and 12-month reporting periods ended October 31, 2004; that position was sold late in the period.

Market Review and Investment Strategy

During the 12-month period ending October 31, 2004, technology stocks showed particular volatility, rising and falling on fundamental, economic and political news. As evidence of this, during the period, the Goldman Sachs Technology Composite (GSTC) Index, one example of a broad technology benchmark, started at 163, rose and traded as high as 203, then fell as low as 152, and ended the period at 174. Technology stocks showed similar volatility during the more recent six-month period.

Throughout the year, the Portfolio held no short positions. The management team lowered the Portfolio's exposure in contract manufacturing, semiconductors and software, while increasing the computer services, Internet, consumer services and communication equipment sectors.

During the most recent six-month reporting period ended October 31, 2004, the management team sold all but one of the private equity positions in the Portfolio, opting to invest the proceeds of those sales in better investment opportunities in the public equity markets. The management team ended the annual reporting period with a pending agreement to dispose of the remaining private equity position.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of AllianceBernstein Select Investor Series Technology Portfolio. Mr. Michel served the interests of the Fund's shareholders for the last four years. His hard work, dedication and contributions to the Fund will be greatly missed.


-------------------------------------------------------------------------------

2 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged NASDAQ Composite Index does not reflect fees and expenses associated with the active management of a mutual fund Portfolio. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The Index is market-value weighted and includes over 5,000 companies. The unmanaged Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. For the six- and 12-month periods ended October 31, 2004, the Lipper Science and Technology Funds Average consisted of 319 and 313 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio is "non-diversified" and is subject to special risks which are described in the Portfolio's prospectus. This Portfolio invests in companies of any size. An investment in smaller-cap stocks is more volatile and riskier than an investment in many other types of stocks. The stock market performance of these new technology companies can be dramatic in both directions. To take advantage of the investment opportunities in rising and falling markets, the Portfolio may make substantial use of leverage, short selling and other investment practices such as options, futures and forwards. These techniques are riskier than many investment strategies, and are appropriate only for particularly sophisticated investors who understand and are willing to assume these risks. The Portfolio can invest in securities denominated in currencies other than the U.S. dollar, which may magnify these fluctuations due to changes in international exchange rates and the possibility of substantial volatility due to various factors including political and economic uncertainties throughout the world. The Portfolio may invest in other investments which are illiquid. Investment in illiquid securities may involve the risk that securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities in its books. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks represented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                       -------------------------
PERIODS ENDED OCTOBER 31, 2004                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Select Investor
Series Technology Portfolio
   Class A                                               3.44%         0.92%
-------------------------------------------------------------------------------
   Class B                                               3.23%         0.63%
-------------------------------------------------------------------------------
   Class C                                               3.24%         0.31%
-------------------------------------------------------------------------------
NASDAQ Composite Index                                   2.86%         2.21%
-------------------------------------------------------------------------------
Lipper Science and Technology Fund Index                 0.97%        -3.08%
-------------------------------------------------------------------------------
Lipper Science and Technology Funds Average              1.24%        -3.13%
-------------------------------------------------------------------------------


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
3/30/00* TO 10/31/04


AllianceBernstein Select Investor Series Technology Portfolio Class A: $3,169 NASDAQ Composite Index: $4,430
Lipper Science and Technology Fund Index: $3,198
Lipper Science and Technology Funds Average: $3,273


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


               AllianceBernstein
                Select Investor
                     Series                         Lipper          Lipper
                   Technology      NASDAQ        Science and     Science and
                   Portfolio      Composite       Technology      Technology
                    Class A         Index         Fund Index     Funds Average
-------------------------------------------------------------------------------
  3/30/00*          $ 9,575        $10,000          $10,000         $10,000
 10/31/00           $ 7,478        $ 7,559          $ 7,915         $ 7,897
 10/31/01           $ 3,658        $ 3,792          $ 3,297         $ 3,310
 10/31/02           $ 2,327        $ 2,983          $ 2,209         $ 2,194
 10/31/03           $ 3,140        $ 4,334          $ 3,300         $ 3,378
 10/31/04           $ 3,169        $ 4,430          $ 3,198         $ 3,273


* Since Inception of the Portfolio's Class A shares on 3/30/00.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select Investor Series Technology Portfolio Class A shares (from 3/30/00* to 10/31/04) as compared to the performance of its benchmark, the NASDAQ Composite Index, the Lipper Science and Technology Fund Index and the Lipper Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


-------------------------------------------------------------------------------

4 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns

Class A Shares
1 Year                          0.92%             -3.50%
Since Inception*              -21.41%            -22.14%

Class B Shares
1 Year                          0.63%             -3.37%
Since Inception *             -21.99%            -21.99%

Class C Shares
1 Year                          0.31%             -0.69%
Since Inception*              -22.04%            -22.04%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2004)

--------------------------------------------------------------

Class A Shares
1 Year                                            -0.32%
Since Inception*                                 -23.47%

Class B Shares
1 Year                                            -0.59%
Since Inception*                                 -23.29%

Class C Shares
1 Year                                             2.43%
Since Inception*                                 -23.34%


*  Inception dates: 3/30/00 for Class A, B and C shares.

See Historical Performance disclosures on page 3.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 5


                                                                   Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                               Beginning            Ending
                                             Account Value       Account Value     Expenses Paid
                                              May 1, 2004      October 31, 2004    During Period*
--------------------------------------------------------------------------------------------------
Class A
Actual                                            $1,000           $1,034.38            $5.01
Hypothetical (5% return before expenses)          $1,000           $1,020.21            $4.98
--------------------------------------------------------------------------------------------------
Class B
Actual                                            $1,000           $1,032.26            $8.89
Hypothetical (5% return before expenses)          $1,000           $1,016.39            $8.82
--------------------------------------------------------------------------------------------------
Class C
Actual                                            $1,000           $1,032.36            $8.79
Hypothetical (5% return before expenses)          $1,000           $1,016.49            $8.72
--------------------------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 0.98%, 1.74% and 1.72%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


-------------------------------------------------------------------------------

6 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                       Portfolio Summary & Ten Largest Holdings
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $99.8


INDUSTRY BREAKDOWN*

     20.7%   Software
     20.5%   Communication Equipment
     17.7%   Semiconductor Components
     10.8%   Internet
      8.1%   Computer Services
      7.1%   Computer Hardware/Storage
      4.3%   Semiconductor Capital Equipment             [PIE CHART OMITTED]
      1.9%   Broadcasting & Cable
      1.7%   Computer Peripherals
      1.4%   Contract Manufacturing
      1.2%   Electronic Components
      1.0%   Cellular Communications
      0.1%   Miscellaneous

      3.5%   Short-Term



TEN LARGEST HOLDINGS
October 31, 2004


Company                                                 Value       Net Assets
-------------------------------------------------------------------------------

Yahoo!, Inc.                                      $ 6,221,061           6.2%
-------------------------------------------------------------------------------
Juniper Networks, Inc.                              4,917,528           4.9
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                      4,916,856           4.9
-------------------------------------------------------------------------------
Dell, Inc.                                          4,414,054           4.4
-------------------------------------------------------------------------------
Cisco Systems, Inc.                                 4,076,362           4.1
-------------------------------------------------------------------------------
Oracle Corp.                                        3,981,570           4.0
-------------------------------------------------------------------------------
eBay, Inc.                                          3,962,966           4.0
-------------------------------------------------------------------------------
Microsoft Corp.                                     3,960,585           4.0
-------------------------------------------------------------------------------
SAP AG (ADR)                                        3,753,200           3.8
-------------------------------------------------------------------------------
Intel Corp.                                         3,630,606           3.6
-------------------------------------------------------------------------------
                                                  $43,834,788          43.9%


* All data are as of October 31. 2004. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2004

Company                                                Shares             Value
-------------------------------------------------------------------------------

COMMON STOCKS-96.5%

Technology-93.5%
Communication Equipment-20.6%
Alcatel, SA (France)(a)                                77,400     $   1,128,313
Cisco Systems, Inc.(a)                                212,200         4,076,362
Corning, Inc.(a)                                      261,100         2,989,595
Juniper Networks, Inc.(a)                             184,800         4,917,528
Motorola, Inc.                                        144,600         2,495,796
QUALCOMM, Inc.                                        117,600         4,916,856
                                                                  -------------
                                                                      20,524,450
                                                                  -------------
Computer Hardware/Storage-7.1%
Dell, Inc.(a)                                         125,900         4,414,054
EMC Corp.(a)                                          205,500         2,644,785
                                                                  -------------
                                                                       7,058,839
                                                                  -------------
Computer Peripherals-1.7%
Network Appliance, Inc.(a)                             69,500         1,700,665
                                                                  -------------
Computer Services-8.1%
Accenture Ltd. Cl.A (Bermuda)(a)                       55,000         1,331,550
BearingPoint, Inc.(a)                                 111,046           966,100
Cogent, Inc.(a)                                        17,300           331,018
Computer Sciences Corp.(a)                             31,100         1,544,737
Fiserv, Inc.(a)                                        28,800         1,023,552
Infosys Technologies Ltd. (ADR) (India)                44,300         2,945,950
                                                                  -------------
                                                                       8,142,907
                                                                  -------------
Contract Manufacturing-1.4%
Flextronics International Ltd. (Singapore)(a)         117,800         1,419,490
                                                                  -------------
Electronic Components-1.1%
LG. Philips LCD Co., Ltd. (ADR) (South Korea)(a)       85,000         1,151,750
                                                                  -------------
Internet-10.8%
SINA Corp. (Cayman Islands)(a)                         17,500           586,250
eBay, Inc.(a)                                          40,600         3,962,966
Yahoo!, Inc.(a)                                       171,900         6,221,061
                                                                  -------------
                                                                      10,770,277
                                                                  -------------
Semiconductor Capital Equipment-4.3%
Applied Materials, Inc.(a)                             89,300         1,437,730
ASML Holding N.V. (Netherlands)(a)                     74,700         1,061,397
KLA-Tencor Corp.(a)                                    26,200         1,192,886
Lam Research Corp.(a)                                  23,700           616,911
                                                                  -------------
                                                                       4,308,924
                                                                  -------------


-------------------------------------------------------------------------------

8 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

Company                                                Shares             Value
-------------------------------------------------------------------------------
Semiconductor Components-17.7%
Altera Corp.(a)                                        63,500     $   1,443,355
Broadcom Corp. Cl. A(a)                                37,600         1,017,080
Intel Corp.                                           163,100         3,630,606
Linear Technology Corp.                                59,400         2,250,072
Marvell Technology Group Ltd. (Bermuda)(a)            123,000         3,514,110
Maxim Integrated Products, Inc.                        23,600         1,038,164
Samsung Electronics Co., Ltd. (GDR)
  (South Korea)(b)                                     13,550         2,659,770
Taiwan Semiconductor Manufacturing Co., Ltd.
  (ADR) (Taiwan)                                      276,500         2,093,105
                                                                  -------------
                                                                      17,646,262
                                                                  -------------
Software-20.7%
Electronic Arts, Inc.(a)                               22,100           992,732
McAfee, Inc.(a)                                        27,600           667,920
Mercury Interactive Corp.(a)                           25,800         1,120,494
Microsoft Corp.                                       141,500         3,960,585
NaviSite, Inc.(a)                                      28,014            57,149
NAVTEQ Corp.(a)                                        41,100         1,656,741
Oracle Corp.(a)                                       314,500         3,981,570
SAP AG (ADR) (Germany)                                 88,000         3,753,200
Symantec Corp.(a)                                      63,500         3,615,690
TIBCO Software, Inc.(a)                                87,000           845,640
                                                                  -------------
                                                                      20,651,721
                                                                  -------------
                                                                      93,375,285
                                                                  -------------
Consumer Services-3.0%
Broadcasting & Cable-1.9%
Time Warner, Inc.(a)                                  115,000         1,913,600
                                                                  -------------
Cellular Communications-1.0%
Nextel Communications, Inc. Cl. A(a)                   38,300         1,014,567
                                                                  -------------
Entertainment & Leisure-0.1%
DreamWorks Animation SKG, Inc. Cl. A(a)                   900            35,145
                                                                  -------------
                                                                       2,963,312
                                                                  -------------
Total Common Stocks
  (cost $77,292,647)                                                 96,338,597
                                                                  -------------
PREFERRED STOCK-0.1 %
Miscellaneous-0.1%
Paxonet Communications, Inc.
  (Private Placement)(a)(c)
  (cost $1,000,000)                                   354,610           124,113
                                                                  -------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-3.6%
Time Deposit-3.6%
The Bank of New York
  1.125%, 11/01/04
  (cost $3,533,000)                                   $ 3,533     $   3,533,000
                                                                  -------------
Total Investments-100.2%
  (cost $81,825,647)                                                 99,995,710
Other assets less liabilities-(0.2%)                                   (182,568)
                                                                  -------------
Net Assets-100%                                                   $  99,813,142
                                                                  =============


(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, the aggregate market value of this security amounted to $2,659,770 or 2.7% of net assets.

(c) Restricted and illiquid security, valued at fair value (see Notes A and F).

Glossary of Terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


-------------------------------------------------------------------------------

10 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004


ASSETS
Investments in securities, at value (cost $81,825,647)            $  99,995,710
Cash                                                                         57
Receivable for investment securities sold                             1,350,839
Interest and dividends receivable                                        72,862
Receivable for capital stock sold                                         4,809
                                                                  -------------
Total assets                                                        101,424,277
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                             700,613
Payable for capital stock redeemed                                      646,600
Distribution fee payable                                                 65,205
Transfer agent fee payable                                               29,450
Administrative fee payable                                                7,797
Accrued expenses                                                        161,470
                                                                  -------------
Total liabilities                                                     1,611,135
                                                                  -------------
Net Assets                                                        $  99,813,142
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      30,875
Additional paid-in capital                                          678,589,532
Accumulated net realized loss on investment and
  foreign currency transactions                                    (596,977,328)
Net unrealized appreciation of investments                           18,170,063
                                                                  -------------
                                                                   $  99,813,142
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE Class A Shares Net asset value and redemption price per share
  ($32,102,285 / 9,689,552 shares of capital
  stock issued and outstanding)                                           $3.31
Sales charge -- 4.25% of public offering price                              .15
                                                                          -----
Maximum offering price                                                    $3.46
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($44,480,518 / 13,912,104 shares of capital
  stock issued and outstanding)                                           $3.20
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($23,230,339 / 7,272,938 shares of capital
  stock issued and outstanding)                                           $3.19
                                                                          =====


See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 11


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2004

INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $14,420)                                     $    249,976
Interest                                                14,985     $    264,961
                                                  ------------
EXPENSES
Advisory fee                                           503,998
Distribution fee -- Class A                            109,156
Distribution fee -- Class B                            516,891
Distribution fee -- Class C                            275,048
Transfer agency                                        395,775
Custodian                                              122,193
Printing                                               119,441
Audit and legal                                        112,520
Administrative                                          89,246
Registration                                            37,170
Directors' fees                                         18,021
Miscellaneous                                            4,725
                                                  ------------
Total expenses                                       2,304,184
Less: expenses waived by the Adviser and
  the Transfer Agent (see Note B)                     (406,385)
Less: expense offset arrangement
  (see Note B)                                             (39)
                                                  ------------
Net expenses                                                          1,897,760
                                                                   ------------
Net investment loss                                                  (1,632,799)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS Net realized loss on:
  Investment transactions                                            (1,194,569)
  Foreign currency transactions                                          (6,771)
Net change in unrealized
  appreciation/depreciation
  of investments                                                      3,807,099
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                               2,605,759
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $    972,960
                                                                   ============


See notes to financial statements.


-------------------------------------------------------------------------------

12 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                              $  (1,632,799)   $  (2,432,838)
Net realized loss on investment
  and foreign currency transactions                 (1,201,340)     (77,537,958)
Net change in unrealized
  appreciation/depreciation
  of investments                                     3,807,099      116,578,401
                                                 -------------    -------------
Net increase in net assets
  from operations                                      972,960       36,607,605

CAPITAL STOCK TRANSACTIONS
Net decrease                                       (35,973,634)     (26,745,987)
                                                 -------------    -------------
Total increase (decrease)                          (35,000,674)       9,861,618

NET ASSETS
Beginning of period                                134,813,816      124,952,198
                                                 -------------    -------------
End of period (including accumulated
  net investment loss of $0 and $0,
  respectively)                                  $  99,813,142    $ 134,813,816
                                                 =============    =============


See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A

Significant Accounting Policies

AllianceBernstein Select Investor Series, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company currently comprised of three portfolios, the Premier Portfolio, the Technology Portfolio and the Biotechnology Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Technology Portfolio. The Technology Portfolio (the "Fund") commenced operations on March 30, 2000. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed


-------------------------------------------------------------------------------

14 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income (or expense on securities sold short) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


-------------------------------------------------------------------------------

16 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE B

Advisory Fee and Other Transactions With Affiliates

Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser a monthly fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based upon the investment performance of the Class A shares of the Fund in relation to the investment record of the NASDAQ Composite Index (the "Index"). The Basic Fee may have been increased to as much as 2.00% annualized or decreased to as little as .50% annualized. The fee would have equaled 1.25% annualized if the performance of Class A shares equaled the performance of the Index. Prior to March 1, 2003, the basic fee was determined at an annualized rate of 1.50% of the Fund's average daily net assets and an adjustment to the Basic Fee of plus or minus 1.00%.

Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the Basic Fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. As a result, based upon current net assets, the Basic Fee may be increased to as much as 1.50% annualized or decreased to as little as zero percent annualized. The performance period for each month during the year will be a rolling 36 month period ending with the current month. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its Basic Fee so as to charge the Fund at the reduced annual rate discussed above. Through September 6, 2004, such waiver amounted to $394,587. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses exceeding the annual rate of 3.25%, 3.95% and 3.95% of the average daily net assets for Class A, Class B and Class C shares, respectively.

During the year ended October 31, 2004, the effective advisory fee, adjusted for investment performance, was at the annualized rate of .09% of the Fund's average daily net assets.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended October 31, 2004, such fees amounted to $89,246.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $194,898 for the year ended October 31,


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2004. During the period, AGISvoluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $11,798.

For the year ended October 31, 2004, the Fund's expenses were reduced by $39 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $523 from the sale of Class A shares and received $23, $78,121 and $4,284 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2004.

Brokerage commissions paid on investment transactions for the year ended October 31, 2004, amounted to $482,964, of which $15,054 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,792,214 and $1,923,766 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  85,282,390    $ 121,466,321
U.S. government securities                                  -0-              -0-


-------------------------------------------------------------------------------

18 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $  90,278,108
                                                                  =============
Gross unrealized appreciation                                     $  16,179,464
Gross unrealized depreciation                                        (6,461,862)
                                                                  -------------
Net unrealized appreciation                                       $   9,717,602
                                                                  =============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

3. Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. In addition, the Fund will consider the short sale to be a borrowing by the Fund that is subject to the asset coverage requirements of the 1940 Act. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

NOTE E

Capital Stock

There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C. Each class



-------------------------------------------------------------------------------

20 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                        Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2004           2003          2004            2003
                     ------------  ------------  --------------  --------------
Class A
Shares sold              306,236       976,001    $  1,040,539    $  2,550,494
-------------------------------------------------------------------------------
Shares converted
  from Class B            33,241        42,842         111,478         120,889
-------------------------------------------------------------------------------
Shares redeemed       (3,669,360)   (4,314,083)    (12,202,034)    (11,543,415)
-------------------------------------------------------------------------------
Net decrease          (3,329,883)   (3,295,240)   $(11,050,017)   $ (8,872,032)
===============================================================================

Class B
Shares sold              244,079       772,740    $    799,878    $  2,026,470
-------------------------------------------------------------------------------
Shares converted
  to Class A             (34,274)      (43,991)       (111,478)       (120,889)
-------------------------------------------------------------------------------
Shares redeemed       (5,005,783)   (4,933,864)    (16,087,177)    (12,932,856)
-------------------------------------------------------------------------------
Net decrease          (4,795,978)   (4,205,115)   $(15,398,777)   $(11,027,275)
===============================================================================

Class C
Shares sold              140,951       515,999    $    479,426    $  1,376,848
-------------------------------------------------------------------------------
Shares redeemed       (3,116,737)   (3,104,175)    (10,004,266)     (8,223,528)
-------------------------------------------------------------------------------
Net decrease          (2,975,786)   (2,588,176)   $ (9,524,840)   $ (6,846,680)
===============================================================================


NOTE F

Restricted Securities

                                                 Date Acquired         Cost
                                                 =============    =============
Paxonet Communications, Inc.                        4/12/01        $ 1,000,000


The security listed is restricted and has been valued at fair value in accordance with the procedures described in Note A. The value of this security at October 31, 2004 was $124,113, representing 0.1% of net assets.

NOTE G

Risks Involved in Investing in the Fund

Concentration of Risk--Among the principal risks of investing in the Fund is market risk. Because it invests predominantly in technology stocks, the Fund has industry/sector risk. Securities of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 21


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2004.

NOTE I

Components of Accumulated Earnings (Deficit)

As of October 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $ (588,524,867)(a)
Unrealized appreciation/(depreciation)                           9,717,602(b)
                                                            --------------
Total accumulated earnings/(deficit)                        $ (578,807,265)
                                                            ==============

(a) On October 31, 2004, the Fund had a net capital loss carryforward of $588,524,867 of which $66,645,560 expires in the year 2008, $292,493,293 expires in the year 2009, $140,801,844 expires in the year 2010, $86,394,268 expires in the year 2011, and $2,189,902 expires in the year 2012.

(b) The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the year ended October 31, 2004, permanent differences, primarily due to a net investment loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:


-------------------------------------------------------------------------------

22 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Company ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 23


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual fund cases involving market and late trading in the District of Maryland.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the


-------------------------------------------------------------------------------

24 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Company's shares or other adverse consequences to the Company. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Company.

NOTE K

Subsequent Event

On December 14, 2004, the Board of Directors of The Company approved a plan of liquidation for the liquidation and dissolution of the Company and each of the Company's Premier Portfolio, Technology Portfolio and Biotechnology Portfolio. The Company's portfolios have suspended sales of their shares to new investors pending the completion of the liquidation and the payment of liquidating distributions to their shareholders. The Company's portfolios expect to make the liquidating distributions on or shortly after February 28, 2005.

In connection with the liquidation, the Board approved the immediate suspension of the portfolios' distribution and/or service (Rule 12b-1) fees. The Board also approved the waiver of contingent deferred sales charges ("CDSCs") upon redemptions of the portfolios' shares on or after December 16, 2004. This CDSC waiver also applies to redemptions of shares of other AllianceBernstein Mutual Funds that are acquired through exchange of the portfolios' shares on or after December 16, 2004.

Shareholders should be aware that the Company's portfolios are no longer pursuing their stated investment objectives or engaging in any business activities except for the purposes of winding up their businesses and affairs, preserving the value of their assets, paying their liabilities, and distributing their remaining assets to shareholders.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 25


                                                            Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class A
                                            ---------------------------------------------------------------
                                                                                                  March 30,
                                                           Year Ended October 31,                2000(a) to
                                            --------------------------------------------------   October 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $3.28        $2.43        $3.82        $7.81       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.03)        (.04)        (.05)        (.14)        (.09)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .06          .89        (1.34)       (3.85)       (2.10)
Net increase (decrease) in
  net asset value from
  operations                                     .03          .85        (1.39)       (3.99)       (2.19)
Net asset value, end
  of period                                    $3.31        $3.28        $2.43        $3.82        $7.81

TOTAL RETURN
Total investment return based
  on net asset value(c)                          .92%       34.98%      (36.39)%     (51.09)%     (21.90)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $32,102      $42,639      $39,717      $87,871     $258,879
Ratio to average net assets of:
  Expenses, including interest
    expense                                     1.13%        1.68%        1.71%        3.25%        2.35%(d)
  Expenses, before waivers/
    reimbursements                              1.48%        1.68%        1.71%        3.01%        2.31%(d)
  Expenses, excluding interest
    expense                                     1.13%        1.68%        1.71%        3.01%        2.31%(d)
  Net investment loss                           (.90)%      (1.44)%      (1.51)%      (2.53)%      (1.79)%(d)
Portfolio turnover rate                           75%          91%          56%          70%          55%




See footnote summary on page 28.


-------------------------------------------------------------------------------

26 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                            Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                         Class B
                                            ---------------------------------------------------------------
                                                                                                 March 30,
                                                           Year Ended October 31,                2000(a) to
                                            --------------------------------------------------   October 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $3.18        $2.39        $3.77        $7.77       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.05)        (.06)        (.08)        (.17)        (.13)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .07          .85        (1.30)       (3.83)       (2.10)
Net increase (decrease) in
  net asset value from
  operations                                     .02          .79        (1.38)       (4.00)       (2.23)
Net asset value, end
  of period                                    $3.20        $3.18        $2.39        $3.77        $7.77

TOTAL RETURN
Total investment return based
  on net asset value(c)                          .63%       33.05%      (36.60)%     (51.48)%     (22.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $44,481      $59,578      $54,655     $115,586     $300,814
Ratio to average net assets of:
  Expenses, including interest
    expense                                     1.88%        2.46%        2.45%        3.96%        3.02%(d)
  Expenses, before waiver/
    reimbursements                              2.23%        2.46%        2.45%        3.72%        2.99%(d)
  Expenses, excluding interest
    expense                                     1.88%        2.46%        2.45%        3.72%        2.99%(d)
  Net investment loss                          (1.65)%      (2.20)%      (2.26)%      (3.24)%      (2.47)%(d)
Portfolio turnover rate                           75%          91%          56%          70%          55%




See footnote summary on page 28.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 27


                                                            Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class C
                                            ---------------------------------------------------------------
                                                                                                  March 30,
                                                           Year Ended October 31,                2000(a) to
                                            --------------------------------------------------   October 31,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning
  of period                                    $3.18        $2.38        $3.77        $7.76       $10.00

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.05)        (.06)        (.08)        (.17)        (.13)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .06          .86        (1.31)       (3.82)       (2.11)
Net increase (decrease) in
  net asset value from
  operations                                     .01          .80        (1.39)       (3.99)       (2.24)
Net asset value, end
  of period                                    $3.19        $3.18        $2.38        $3.77        $7.76

TOTAL RETURN
Total investment return based
  on net asset value(c)                          .31%       33.61%      (36.87)%     (51.42)%     (22.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $23,230      $32,597      $30,580      $68,560     $187,782
Ratio to average net assets of:
  Expenses, including interest
    expense                                     1.87%        2.45%        2.46%        3.97%        3.03%(d)
  Expenses, before waiver/
    reimbursements                              2.22%        2.45%        2.46%        3.73%        2.99%(d)
  Expenses, excluding interest
    expense                                     1.87%        2.45%        2.46%        3.73%        2.99%(d)
  Net investment loss                          (1.64)%      (2.20)%      (2.27)%      (3.25)%      (2.47)%(d)
Portfolio turnover rate                           75%          91%          56%          70%          55%



(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Annualized.


-------------------------------------------------------------------------------

28 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Select Investor Series, Inc. Technology Portfolio In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Select Investor Series, Inc. Technology Portfolio (the "Fund") at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note K, on December 14, 2004, the Board of Directors of the Fund approved a plan of liquidation for the liquidation and dissolution of the Fund.

PricewaterhouseCoopers LLP
New York, New York
December 17, 2004


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 29


                                                              Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Janet A. Walsh,(2) Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Bank of New York
One Wall Street
New York, NY 10005

Principal Underwriter

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


(1) Member of the Audit Committee and Governance and Nominating Committee.

(2) Ms. Walsh is the person primarily responsible for the day-to-day management of the Portfolio's investment portfolio.


-------------------------------------------------------------------------------

30 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX       DIRECTORSHIP(S)
   DATE OF BIRTH                           OCCUPATION(S)                       OVERSEEN BY         HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #            Investment adviser and an                       113             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
Chairman of the Board               investment adviser, with which he
9/7/32                              had been associated since prior
(1999)                              to 1999. He was formerly Deputy
                                    Comptroller and Chief Investment Officer of
                                    the State of New York and, prior thereto,
                                    Chief Invest- ment Officer of the New York
                                    Bank for Savings.

Ruth Block, # **                    Formerly Executive Vice President                94             None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society of
11/11/30                            the United States; Chairman and
(1999)                              Chief Executive Officer of Evlico; Director
                                    of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals), Tandem
                                    Financial Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation; former
                                    Governor at Large National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #                 Independent consultant. Until                    98             None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
10/23/29                            Management Corporation ("ACMC")
(1999)                              responsible for mutual fund
                                    administration. Prior to joining ACMC in
                                    1984, he was Chief Financial Officer of
                                    Eberstadt Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at Price
                                    Waterhouse & Co. Member of American
                                    Institute of Certified Public Accountants
                                    since 1953.



-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 31


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
   NAME, ADDRESS,                           PRINCIPAL                            COMPLEX       DIRECTORSHIP(S)
   DATE OF BIRTH                           OCCUPATION(S)                       OVERSEEN BY         HELD BY
   (YEAR ELECTED*)                       DURING PAST 5 YEARS                      DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #                   Consultant. Formerly President of                96             None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002, a
2/19/42                             Senior Advisor from June 1999 -
(1999)                              June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December 1989 - May 1999.
                                    Previously, Director of the National Academy
                                    of Design and during 1988-1992, he was
                                    Director and Chairman of the Audit Committee
                                    of ACMC.

Donald J. Robinson, #               Senior Counsel to the law firm of                95             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
8/24/34                             senior partner and a member of
(1999)                              the Executive Committee of that
                                    firm. He was also a member and Chairman of
                                    the Municipal Secur- ities Rulemaking Board
                                    and a Trustee of the Museum of the City of
                                    New York.

INTERESTED DIRECTOR

Marc O. Mayer, +                    Executive Vice President of ACMC                 66             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
10/2/57                             predecessor since prior to 1999.
(2003)



* There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee and the Governance and Nominating Committee.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------

32 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



       NAME,
   ADDRESS* AND                         POSITION(S)                     PRINCIPAL OCCUPATION
   DATE OF BIRTH                       HELD WITH FUND                   DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/2/57

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer--Mutual Funds
                                    Compliance Officer              of ACMC** with which he has been
                                                                    associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, L.P. since prior to 1999 until
                                                                    March 2003.

Thomas J. Bardong,                  Vice President                  Senior Vice President of ACMC**, with
4/28/45                                                             which he has been associated since
                                                                    prior to 1999.

Janet A. Walsh,                     Vice President                  Senior Vice President of ACMC**, with
2/2/62                                                              which she has been associated with
                                                                    since prior to 1999.

Mark R. Manley,                     Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")**, and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior
                                                                        to 1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 33


                                              Alliancebernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------

34 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


NOTES


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO o 35


NOTES


-------------------------------------------------------------------------------

36 o ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO


ALLIANCEBERNSTEIN SELECT INVESTOR SERIES TECHNOLOGY PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM) Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


SISTPAR1004


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor, PriceWaterhouse Coopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation.



                                                        Audit-Related
                                       Audit Fees          Fees         Tax Fees
----------------------------------------------------------------------------------------------------
Biotechnology Portfolio*        2003     $27,300          $1,513            $     0
                                2004     $46,000          $3,490            $19,100
Premier Portfolio               2003     $42,000          $2,327            $21,139
                                2004     $46,000          $1,840            $19,500
Technology Portfolio            2003     $42,000          $2,327            $15,793
                                2004     $46,000          $1,840            $14,000


* During the course of calendar year 2003, the Fund changed its fiscal year end from June 30 to October 31. Fees for 2003 are for the period July 1, 2003 through October 31, 2003.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):



                                                                                      Total Amount of
                                                                                   Foregoing Column Pre-
                                                                                   approved by the Audit
                                                         All Fees for                    Committee
                                                      Non-Audit Services           (Portion Comprised of
                                                        Provided to the              Audit Related Fees)
                                                     Portfolio, the Adviser         (Portion Comprised of
                                                     and Service Affiliates               Tax Fees)
-----------------------------------------------------------------------------------------------------------
Biotechnology Portfolio                  2003*       $ 45,012                        $ 1,513
                                                                                     $ 1,513
                                                                                     $     0
                                         2004        $782,658                        $22,590
                                                                                     $ 3,490
                                                                                     $19,100

Premier Portfolio                        2003        $716,746                        $23,466
                                                                                     $ 2,327
                                                                                     $21,139
                                         2004        $781,408                        $21,340
                                                                                     $ 1,840
                                                                                     $19,500

Technology Portfolio                     2003        $711,400                        $18,120
                                                                                     $ 2,327
                                                                                     $15,793
                                         2004        $775,908                        $15,840
                                                                                     $ 1,840
                                                                                     $14,000

* During the course of calendar year 2003, the Fund changed its fiscal year end from June 30 to October 31. Fees for 2003 are for the period July 1, 2003 through October 31, 2003.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:


      EXHIBIT NO.     DESCRIPTION OF EXHIBIT
      -----------     ----------------------

      11 (a) (1)      Code of ethics that is subject to the disclosure of
                      Item 2 hereof

      11 (b) (1)      Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (b) (2)      Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

      11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of
                         the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Select Investor Series, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    December 31, 2004


                            By: /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    December 31, 2004


00250.0073 #462870v4